SECOND AMENDED AND RESTATED TERM NOTE A
$20,000,000    December 27, 2017
FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation, (“OrthoPediatrics US Distribution”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”) and OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ” and together with OrthoPediatics, OrthoPediatrics US Distribution, OrthoPediatrics EU and OrthoPediatrics Aus, “Borrowers” and individually a “Borrower”), jointly and severally promise to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Fourth Amended and Restated Loan and Security Agreement referred to below, the principal sum of $20,000,000, together with all accrued and unpaid interest under this Second Amended and Restated Term Note A (“Term Note A”) pursuant to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of the date hereof (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan and Security Agreement”) by and among Borrowers and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Fourth Amended and Restated Loan Agreement.
The unpaid principal amount of this Term Note A from time to time outstanding is subject to mandatory repayment as provided in the Fourth Amended and Restated Loan and Security Agreement and shall bear interest as provided in Section 3.1(a) of the Fourth Amended and Restated Loan and Security Agreement. This Term Note A may be voluntarily prepaid from time to time as provided in the Fourth Amended and Restated Loan and Security Agreement. All payments of principal and interest on this Term Note A shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrowers. The principal and all accrued and unpaid interest under this Term Note A shall be due and payable on the Term Loan Maturity Date.
This Term Note A is entitled to the benefits of, and evidences Obligations incurred under, the Fourth Amended and Restated Loan Agreement, to which reference is made for a description of the security for this Term Note A and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Term Note A and on which such Obligations may be declared to be immediately due and payable.
THIS TERM NOTE A SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Fourth Amended and Restated Loan and Security Agreement) notice of any kind with respect to this Term Note A.
This Term Note A constitutes a renewal and restatement of, and replacement and substitution for, (i) that certain Term Note A dated as of April 26, 2017 in the principal amount of $18,400,743 and (ii) $1,599,257 of that certain Term Note B dated as of April 26, 2017 (collectively the “Prior Notes”). The indebtedness evidenced by the Prior Notes are continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Notes, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.
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US_ACTIVE-137263380.2

IN WITNESS WHEREOF, the undersigned has executed this Term Note A as of the day and year first written above.
BORROWERS:

ORTHOPEDIATRICS CORP.

By:  /s/Mark Throdahl
Name: Mark Throdahl
Title: President and Chief Executive Officer

ORTHOPEDIATRICS U.S. DISTRIBUTION CORP.

By:  /s/Mark Throdahl
Name: Mark Throdahl
Title: President and Chief Executive Officer

ORTHOPEDIATRICS EU LIMITED

By:  /s/Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

ORTHOPEDIATRICS AUS PTY LTD

By:  /s/Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

ORTHOPEDIATRICS NZ LTD

By:  /s/Fred Hite
Name: Fred Hite
Title: Chief Financial Officer